Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name: AMC Diligence, LLC
Business Name (if Different):__________________________________
Principal Business Address: 630 Third Avenue #1601 New York, NY 10017

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name: J.P. Morgan Chase Bank
Business Name (If f Different): ______________________________________
Principal Business Address: 383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Master Rating Criteria, June 12, 2015
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, January 09, 2012
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, February 25, 2015
Standard & Poor’s Rating Services, a Standard and Poor’s Financial Services LLC business
Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.

CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Name of Person Identified in Item 1:    AMC Diligence, LLC
(Print name of duly authorized person)

By:	Tim Van Houtte
Signature:	/s/ Tim Van Houtte

Date:	March 10, 2016

Item 4: Description of the due diligence performed
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming residential mortgages originated by J.P. Morgan Chase Bank or its correspondent lenders. The review was conducted on behalf of J.P. Morgan Chase Bank. (“Client”) from June 2015 to January 2016 via files imaged and provided by J.P. Morgan Chase Bank for review (the “Review”). The Review only covered the loans reviewed by AMC and not the total securitization population. The Review, as described herein, relates solely to the conforming loan population and does not include the Jumbo loan population. The Jumbo loan population is covered by a separate ABS Due Diligence-15E.

The loans in the Review carried origination dates between February 2013 and February 2015.

(2) Sample size of the assets reviewed.
The Review was conducted on an AMC randomly sampled loan population totaling 829 loans with an aggregate original principal balance of approximately $222 million and represents approximately 15.49% of the ending securitization loan population of 5,353 loans.

(3) Determination of the sample size and computation.
The Review was conducted on 15.49% of the final securitization loan population consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison included the following data fields:
Occupancy	Property Type	Loan Amount	Prepay Months	Amortization Term
Purpose	Appraised Value	First Pmt Date	Next Due Date	IO Term
Doc Type	Sale Price	Original Rate	Property Units	PP Terms
Lien Position	LTV	Original P&I	Maturity Date	PP Months
Credit Score	CLTV	IO Flag	Mod Flag	Self-employment flag
DTI	Note Date	Margin	Mod Date	1st Time Home Buyer

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC reviewed the origination of the assets to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below in section 7(IV), that were provided to AMC and as directed by Client. When applicable, a review of the loan files to the Automated Underwriting System output within the file was also performed.

Credit Application
For the Credit Application, AMC verified:
●	The application was signed by all listed borrowers;
●	The application was substantially filled out;
●	All known borrower-owned properties are disclosed on the Real Estate Owned section 2; and
●	Borrowers Employment history.

Credit Report
AMC verified:
●	A credit report that meets guideline requirements was present for each borrower;
●	Captured the monthly consumer debt payments for use in the calculation;
●	Noted and researched the Real Estate Owned and fraud alerts;
●	Gathered liabilities listed on the report to be included in the debt to income ratio as appropriate;
●	Verified that the borrower’s credit profile adheres to guidelines; and
●	Gathered data required for ASF tape submission including:
•	Most recent FICO (scores from Equifax, Experian, and Transunion if available);
•	Most recent FICO date;
•	Longest Trade Line;

•	Maximum Trade Line;
•	Number of trade lines; and
•	Credit Usage Ratio.

Employment and Income
AMC determined whether all applicable supporting documentation as required by the guidelines and if applicable, Appendix Q or ATR, was in the file and noted indications of potentially fraudulent documents. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with guidelines. Documentation verifying employment and income may have included:
●	Verbal or Written VOE’s;
●	Pay stubs;
●	W-2 forms;
●	Tax returns;
●	Financial statements;
●	Award letters; and
●	IRS Tax Transcripts (compared to Tax Returns submitted by Borrower(s)

Asset Review
AMC assessed whether the asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the file. In addition a review of the reserve calculation was performed and a review of any large deposits was undertaken. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included:
●	VOD’s;
●	Depository account statements;
●	Stock or security account statements;
●	Gift funds;
●	Escrow or earnest money deposits; and
●	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved.

Hazard/Flood insurance/Taxes
A review of the insurance present on the loan was also performed by AMC:
●	Verified that the hazard insurance met the minimum required amount of coverage in the guidelines;
●	For condominium properties, confirmed that the blanket policy met the minimum amount of coverage;
●	Confirmed that the flood cert was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification;
●	For properties in a flood zone per the flood cert, confirmed that flood insurance met guideline requirements in the file and met the minimum required amount of coverage;
●	Confirmed that the mortgagee clause listed the lender’s name and “its successors and assigns”;
●	Confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations; and
●	Reviewed Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and that taxes were current.

DU/LP Review Components
If applicable, the most current DU/LP/Zippy form provided in the loan file was reviewed as follows:
●	Confirmed and captured recommendation;
●	Verified that red flags listed on the DU/LP/Zippy were addressed by the underwriter;
●	All listed credit conditions were cleared by the underwriter; and
●	The final DU/LP/Zippy in the file contained data that matched the data gathered from documents in the file.

Occupancy Review
AMC confirmed the property occupancy is consistent with the loan approval and borrowers’ disclosure on the loan application based solely on information contained in the loan file and any fraud report obtained in connection with the loan.

Guideline Review
 AMC confirmed:
●	The loan was originated in accordance with the required guidelines;
●	The DTI of the borrower(s) satisfied the guideline requirements;
●	The LTV/TLTV/HTLTV satisfied the guideline requirements;
●	The credit score for each borrower satisfied the guideline requirements;
●	The asset reserves of the borrower(s) satisfied the guideline requirements;
●
The property type and use is eligible according to the guidelines, and if the property type is a condominium or cooperative, assessed whether the condominium or cooperative project adheres to required guidelines;

●	All borrowers are eligible based on the guidelines and information in the loan file; and
●	The transaction is eligible based on the guidelines.

Fraud Review
To the extent potentially fraudulent activity was identified as part of the Document Review described below, such information was reported to Client. In addition, AMC reviewed the results of any independent, third party fraud report in each file, to the extent present in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty did not produce one, AMC conditioned the loan for the missing product.

Fraud report was:
●	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
●	Reviewed for any social security number variations for the borrowers and confirmed that the variations have been addressed in the loan file;
●	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirmed that any issues have been addressed in the loan file;
●	Reviewed for any employment issues and confirmed that any issues have been addressed in the loan file;
●	Reviewed for any additional consumers associated with the borrowers’ profiles and confirmed the materiality and material issues have been addressed in the loan file; and
●	Reviewed to verify that all red flag issues.

Additional Review of Loan File
AMC:
●	Reviewed closing documents to ensure that the loan file information is complete, accurate, and consistent with other documents;
●	Reviewed the documents in the loan file for conformity to Fannie Mae or Freddie Mac approved formats at the time of origination. If standard GSE forms were not used for the loan, confirm existence of;
I.	Due on Sale Clause;
II.	Mortgagors requirement to maintain adequate insurance at Mortgagor’s own expense; and
III.	Holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law.
●	Reviewed for evidence of primary mortgage insurance;
●	Reviewed FEMA data base to determine if any mortgaged property is located within a disaster zone that was declared after the date of the final appraisal; and
●	Reviewed for evidence of any loan modification entered into subsequent to the date of origination.

Title Review
AMC:
●
Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens; and

●	Reviewed the chain of title and duration of ownership by Seller or Borrower (whichever is applicable) satisfied the guidelines.

(6) Value of collateral securing the assets: review and methodology.
AMC reviewed each appraisal, as provided, to determine the following:
●	Verify the appraisal report is on the appropriate GSE form;
●	The Seller/Servicer’s policies and procedures were followed including the appropriate level of review;
●	If more than one valuation is provided, there was consistency among them and if there are discrepancies that cannot be resolved, created an exception;
●	The appraisal is materially complete including pictures and location maps;
●
The property value is supported within 10% by a second value product that was not part of the origination decision and was directly accessible to AMC. If initial product delivered to AMC does not support the value, additional products following client specific waterfall may have been ordered;

●	Value and square footage are bracketed by the comparables used;
●	All pictures support that the property is in average or better condition and any repairs are noted where required;
●	All pictures support the subject property is the one for which the valuation was ordered and that there are no negative external factors;
●	Capture the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that it is within standard appraisal guidelines;
●	Check and capture quality and condition of property;
●	Verify that comparables used are similar in size, style and location to subject;
●	Verify that the appraisal was done “as is” and not “subject to;”
●	Comment on size, style, bed and bath counts of the subject property and confirm that they are in line with the comparables and reasonable adjustments were made, if necessary;
●	Demand and supply, zoning and legal use restrictions are analyzed and accounted for in the value
●	Confirm that appraiser was actively licensed to perform the valuation;
●	If the property zip code was declared a FEMA disaster area after the valuation date, request a post-disaster inspection to confirm no damage occurred;
●	The appraisal was dated within the guideline restrictions, the address matches the note and the appraisal form is complete;
●	The appraisal meets all guidelines including the property type;
●	If the values in the file and the independent value were not within 10% of each other that the client was notified and another product was ordered;
●	The appraisal notes that the current use of the property is legal or legal non-conforming (grandfathered);
●	The appraisal report notes no apparent environmental problems;
●	The appraisal was made and signed prior to the final approval of the loan application;
●	The named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA; and
●
Appraisal is made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions.

b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support,  and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.
For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay)

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history.  This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review
AMC noted the presence of recorded documents, when available. However, the majority of loans in the Review population were conduit production and have only been closed for days or weeks at the time AMC reviewed the loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section 7, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(X) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XI) Document Review
AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:
•	Initial application (1003);
•	Final 1003;
•	Underwriting summary / loan approval (1008);
•	Credit report;
•	Income and employment documentation;
•	4506T;
•	Asset documentation;
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;
•	Appraisal;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final TIL;
•	HUD from sale of previous residence;
•	Initial and final GFE’s;
•	Changed circumstance documentation;
•	Final HUD-1;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;

•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards; and
•	Certain other disclosures related to the enumerated tests set forth in section 7.

Additionally, AMC:
•	Verified all listed borrowers signed all documents requiring signature;
•	Verified that all borrowers signing documents are 18 years or older at time of loan origination;
•	Compared social security numbers across all documents;
•	Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document;
•	Reviewed validations related to DTI and/or LTV to assess conformity with the original data submitted and adherence to the guidelines; and
•	Verified any mortgage note term changes satisfied the guidelines.

Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to AMC.  Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

(8) Other: review and methodology.
Not applicable.

Item 5. Summary of findings and conclusions of review
There were 829 loans in the final securitization population. After all documents were presented, one hundred and five (105) loans had exceptions. Of these loans, ten (10) loans had multiple exceptions that were both credit and compliance while all other loans solely had a single exception.

TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the 829 loans reviewed, 78 had tape discrepancies across eight (8) different data fields. AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines. Purpose discrepancies were due to differences between Rate/Term and Cash out refinances.

Field	# of Loans	Percentage of Loans
Purpose	56	6.76%
DTI	7	0.84%
FICO	5	0.60%
Appraised Value	5	0.60%
CLTV	4	0.48%
Property Type	2	0.24%
City	1	0.12%
LTV	1	0.12%

CREDIT REVIEW RESULTS SUMMARY
The nine (9) D Credit Review grades were due to missing documentation and/or guideline adherence. The breakout of the exceptions is as follows: three (3) for DTI, two (2) were for asset documentation/reserves, one (1) was for income documentation, (1) was related to employment documentation, one (1) was for missing credit history documentation, and one (1) was for missing documentation to verify the borrower’s citizenship status. The two (2) C Credit Review grades were due to guideline adherence; one (1) for DTI and one (1) for LTV.  The one (1) credit review grade of B was due to credit documentation age but was offset by compensating factors.

NRSRO Grade	# of Loans	Percentage of Loans
A	817	98.55%
B	1	0.12%
C	2	0.24%
D	9	1.09%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY
The one (1) D Valuation Review grades was due to the value of the origination appraisal not being supported within 10%. Of these variances, zero (0) had values that were 10% or more above the origination appraisal and one (1) had values that were 10% or more below the origination appraisal.

NRSRO Grade	# of Loans	Percentage of Loans
A	828	99.88%
B	0	0.00%
C	0	0.00%
D	1	0.12%

COMPLIANCE RESULTS SUMMARY
The eleven (11) D Compliance Review grades breakdown is as follows: (i) nine (9) were due findings that caused the loan designation to move from Conforming to Non-Agency Eligible and (ii) two (2) Compliance D grades were due to missing initial GFE and/or TIL disclosures.  The three (3) Compliance Review C grades were due to finance charge under disclosures which were not cured by the lender(s).

Of the eighty-eight (88) Compliance Review B grades, seventy-eight (82) were due to RESPA tolerance issues that were identified and properly cured. The remaining six (6) exceptions were for missing non-material disclosures, three (3) ECOA Appraisal disclosures, two (1) RESPA Servicing Disclosures, (1) FACTA Disclosure, and one (1) HUD itemization.

NRSRO Grade	# of Loans	Percentage of Loans
A	727	87.70%
B	88	10.62%
C	3	0.36%
D	11	1.33%

OTHER REVIEW RESULTS SUMMARY
The exception summary below ties to the total number of B, C, and D exceptions for the population included in the Review. For loans with multiple exceptions, the categorization of the exception for a loan is based upon AMC’s interpretation of what exception would have triggered the associated loan grade.

Exceptions	# of Loans	Percentage of Loans
RESPA Tolerance	82	9.89%
RESPA Disclosures	6	0.72%
QM Designation	9	1.09%
DTI	4	0.48%
Finance Charge	3	0.36%
Asset Documentation	2	0.24%
Initial GFE/TIL Disclosures	2	0.24%
Income Documentation	1	0.12%
Employment Documentation	1	0.12%
Credit History	1	0.12%
Credit Documentation	1	0.12%
LTV	1	0.12%
Valuation	1	0.12%

ADDITIONAL LOAN POPULATION SUMMARY
Occupancy	# of Loans	Percentage of Loans
Primary	824	99.40%
Second Home	2	0.24%
Investment/Non Owner	3	0.36%

Purpose	# of Loans	Percentage of Loans
Purchase	596	71.89%
Rate Term Refi	186	22.44%
Cashout Refi	47	5.67%

Property Type	# of Loans	Percentage of Loans
SFR	456	55.01%
Condo	114	13.75%
PUD	202	24.37%
Co-op	27	3.26%
1 Family Attached	23	2.77%
Townhome	7	0.84%

Lien Position	# of Loans	Percentage of Loans
1st Position	829	100.00%
2nd Position	0	0.00%

Loan Term	# of Loans	Percentage of Loans
360	805	97.10%
300	6	0.72%
240	14	1.69%
180	4	0.48%

Amortization Type	# of Loans	Percentage of Loans
Fixed	829	100.00%